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                                                                  EXHIBIT (i)(1)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING GET Fund:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.

/s/ KPMG LLP



Boston, Massachusetts
November 25, 2002